THE ADVISORS’ INNER CIRCLE FUND

AT Disciplined Equity Fund

AT Mid Cap Equity Fund

AT Income Opportunities Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 22, 2018

to the

Prospectus and Statement of Additional Information (the “SAI”), each dated March 1, 2018

This supplement provides new and additional information
beyond that contained in the Prospectus and the SAI
and should be read in conjunction with the Prospectus and the SAI.

Effective June 25, 2018, (the “Effective Date”), the name of the Funds will change as follows:

Prior Fund Name	New Fund Name
AT Disciplined Equity Fund	CIBC Atlas Disciplined Equity Fund
AT Mid Cap Equity Fund	CIBC Atlas Mid Cap Equity Fund
AT Income Opportunities Fund	CIBC Atlas Income Opportunities Fund

Accordingly, as of the Effective Date, all references contained in the Prospectus and SAI to the Funds are amended accordingly.

AT Investment Advisers, Inc. (the “Adviser”), the Funds’ investment adviser, has also changed its name to CIBC Private Wealth Advisors, Inc., effective as of June 25, 2018. There will be no changes to the portfolio management of the Funds as a result of the name change of the Adviser. All references contained in the Prospectus and SAI to the Adviser are amended accordingly. In addition, as of the Effective Date, all references contained in the Prospectus and SAI to the phone number of the Funds are hereby deleted and replaced with 1-855-328-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ATF-SK-003-0100